RMB INVESTORS TRUST

RMB Fund
RMB Mendon Financial Services Fund
RMB International Fund
RMB Small Cap Fund
RMB SMID Cap Fund
(each a “Fund” and collectively, the “Funds”)

Supplement Dated June 2, 2025 to the Statement of Additional Information (“SAI”) dated May 1, 2025

In the section of the SAI entitled “Trust Governance,” the table disclosing information regarding the officers of RMB Investors Trust is updated to replace the row related to the Secretary of the Funds with the information set forth below.

Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years
JENNIFER BOYCE (1973)	Secretary	since 2025	Senior Vice President, Senior Operations Manager of the Advisor (since 2017), Investment Operations Associate, IronBridge Capital Management (2011-2017)

Please retain this supplement with your SAI for future reference.

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